Goodwill	12 Months Ended
Dec. 31, 2018
Changes in goodwill [abstract]
Goodwill
14. Goodwill
As a result of the purchase price allocation for the Integra acquisition, the Company recognized goodwill of $92,591 in 2017 (note 6). As of December 31, 2018 all goodwill relates to Integra's Lamaque CGU.
Impairment tests for goodwill
Goodwill is tested for impairment annually and when circumstances indicate that the carrying value may not be recoverable. Impairment is determined for goodwill by assessing the recoverable amount of each CGU or group of CGUs to which the goodwill relates. Where the recoverable amount of the CGU is less than its carrying amount including goodwill, an impairment loss is recognised. Impairment losses relating to goodwill cannot be reversed in future periods.
The key assumptions used for assessing the recoverable amount of goodwill in the Lamaque CGU are reflected in the table below. Management used judgment in determining estimates and assumptions with respect to discount rates, exchange rates, future production level including amount of recoverable reserves, resources and exploration potential, recovery rates and concentrate grades, mining methods, operating and capital costs, long-term metal prices and income taxes. Metal pricing assumptions were based on long-term consensus forecast pricing, and the discount rates were based on the Company's internal weighted average costs of capital, adjusted for country risk. Changes in any of the assumptions or estimates used in determining the fair values could impact the recoverable amount of goodwill analysis.

2018

Gold price ($/oz)	$1,275 - $1,300
Discount rate	5%
Conversion factor of resources and exploration potential to proven and probable reserves	21%
Fair value per ounce of resources and exploration potential beyond proven and probable reserves	$140

The estimated recoverable amount of the Lamaque CGU including goodwill exceeded its carrying amount by approximately $115.6 million. A change in the gold price to $1,200 per ounce would result in an impairment.